                                                                      EXHIBIT 99

                             For Immediate Release
                               Date: May 6, 1998

                           FORT BEND HOLDING CORP.'S
                  FOURTH QUARTER FISCAL 1998 EARNINGS RELEASE

        Ford Bend Holding Corp. ("FBHC"), parent corporation of Fort Bend Federal Savings and Loan Association of Rosenberg ("FBF"), today announced net earnings of $504,000, or $0.30 earnings per common share, for the fourth fiscal quarter ended March 31, 1998. This compares to net earnings of $531,000, or $0.32 earnings per common share, for the same quarter in fiscal 1997. Net earnings for FBHC's fiscal year ended March 31, 1998 were $2,018,000, or $1.21 earnings per common share, as compared to $775,000, or $0.47 earnings per common share, for the fiscal year ended March 31, 1997. Earnings per common share -- assuming dilution, for the fiscal year 1998 are $0.94 as compared to $0.46 for the fiscal year 1997.

        The significant earnings increase for fiscal 1998 as compared to fiscal 1997 is partially attributable to the special assessment of $1,493,000 recorded by FBHC on September 30, 1996 as a result of the Economic Growth and Regulatory Paperwork Reduction Act. This special assessment was levied against all savings and loans and amounted to 65.7 basis points on the Savings Association Insurance Fund ("SAIF") deposit assessment base as of March 31, 1995. Before the after-tax effect of the one time SAIF special assessment, earnings for the fiscal year ended March 31, 1997 would have been $1,760,000. Therefore, earnings excluding this nonrecurring charge increased 15% for the fiscal year ended March 31, 1998. Also contributing to increased earnings for the fiscal year have been the results of FBF's single family construction lending, consumer lending, loan servicing, and the activity of FBF's subsidiary, Mitchell Mortgage Company, L.L.C. ("MMC").

        Partially offsetting the increase in earnings during fiscal 1998 has been the noncash charge to earnings resulting from the appreciation in FBHC's shares released from collateral on the Employee Stock Ownership Plan ("ESOP") debt. This pretax noncash charge increased $248,000 to $383,000, which represents $0.23 per common share outstanding, for fiscal 1998 compared to $135,000, which represents $0.08 per common share outstanding, for fiscal 1997.

        FBHC's net interest income after provision for loan losses was $2,342,000 for the quarter ended March 31, 1998 compared to $1,877,000 for the quarter ended March 31, 1997. Net interest income reflected an increase in average interest-earning assets to $286 million from $266 million for the quarters ended March 31, 1998 and 1997, respectively. The increase is primarily due to an increase in the average loan portfolio of MMC of $24 million from $19 million for the quarter ended March 31, 1997 to $43 million for the quarter ended March 31, 1998. Total noninterest income for the quarter ended March 31, 1998 increased by $362,000 when compared to the same period for fiscal 1997, primarily due to an increase in loan fees and charges of MMC attributable to the increase in the MMC loan production.

        Net income and income before tax and minority interest were down in the fourth quarter due to a variety of factors primarily, however, due to two infrequent items. One of these is higher than normal amortization of purchased mortgage servicing rights. This is attributable to mortgage prepayments resulting from declining interest rates during the quarter. The other is that during the fourth quarter of fiscal 1997 FBF recorded an approximate $200,000 gain on the sale of foreclosed real estate. Since that time FBHC has had no significant foreclosed real estate due to continuing favorable loan loss experience.

        Because of the Company's earnings performance, the Board of Directors has announced that FBHC will pay a quarterly cash dividend of $0.10 per share for the quarter ended March 31, 1998. The dividend is payable on June 3, 1998 to shareholders of record on May 13, 1998. This is the Company's eighteenth consecutive quarterly cash dividend.

        On August 21, 1997, FBHC declared a 2-for-1 stock split, payable October 1, 1997. All shares and per share numbers have been changed to reflect such split.

        Fort Bend Holding Corp. serves Fort Bend, Harris, Wharton, Waller and Montgomery counties in Southeast Texas through its subsidiary, Fort Bend Federal Savings and Loan headquartered in Fort Bend County and FBF's subsidiary Mitchell Mortgage Company, L.L.C. located in The Woodlands. Fort Bend Federal's market area is located in the largest metropolitan area of Texas and the eighth largest in the United States. The Corporation's stock is traded on the Nasdaq National Market under the symbol "FBHC".

FOR MORE INFORMATION, CONTACT: LANE WARD, VICE CHAIRMAN, PRESIDENT AND CEO AT
(281) 342-5571

                            FORT BEND HOLDING CORP.
            CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                  (UNAUDITED)

ASSETS                                                                         MARCH 31, 1998      MARCH 31, 1997
Cash and due from banks                                                          $  6,259,939        $  6,369,675
Short-term investments                                                             20,483,775          14,220,516
Certificates of deposit                                                               300,000             200,000
                                                                                 ------------        ------------

          TOTAL CASH AND CASH EQUIVALENTS                                          27,043,714          20,790,191

Investment securities available for sale, at market                                 2,962,320           2,810,270
Investment securities held to maturity (estimated market value of
  $8,983,551 and  $10,789,440 at March 31, 1998 and
  March 31, 1997, respectively)                                                     9,243,525          11,234,763
Mortgage-backed securities available for sale, at market                              281,901             520,869
Mortgage-backed securities held to maturity (estimated  market value of $83,221,586 and $96,684,430 at March 31, 1998
  and March 31, 1997, respectively)                                                82,815,048          97,084,501
Loans held for sale                                                                12,920,011           2,660,415
Loans receivable, net                                                             160,062,098         138,227,705
Accrued interest receivable                                                         1,827,267           1,816,415
Real estate, net                                                                      104,242             470,996
Federal Home Loan Bank stock, at cost                                               1,508,900           1,933,000
Premises and equipment, net                                                         4,738,238           4,970,011
Mortgage servicing rights, net                                                      7,603,486           7,537,571
Prepaid expenses and other assets                                                   4,134,358           3,398,198
Deferred income taxes                                                                 105,179             305,961
Goodwill, net                                                                       1,256,259           1,319,232
                                                                                 ------------        ------------
          TOTAL ASSETS                                                           $316,606,546        $295,080,098
                                                                                 ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Deposits                                                                    $268,990,525        $250,218,152
     Convertible Subordinated Debentures                                           11,405,000          12,080,000
     Borrowings                                                                     3,985,223           4,226,676
     Advances from borrowers for taxes and insurance                                4,619,011           4,750,945
     Accounts payable, accrued expenses and other liabilities                       3,646,248           2,868,177
                                                                                 ------------        ------------
           TOTAL LIABILITIES                                                      292,646,007         274,143,950
                                                                                 ------------        ------------
Minority interest in consolidated subsidiary                                        2,556,167           2,508,214
                                                                                 ------------        ------------

Stockholders' equity:
      Serial preferred stock, $.01 par value - 1,000,000 shares authorized, none outstanding
      Common Stock $.01 par value, 4,000,000 shares authorized,
         1,899,654 shares issued and 1,723,306 shares outstanding at
         March 31,1998 and 1,820,950 shares issued and 1,644,602
         shares outstanding at March 31, 1997                                          18,996              18,209
      Additional paid-in capital                                                    9,927,373           8,695,882
      Unearned employee stock ownership plan shares                                  (118,078)           (307,125)
      Deferred compensation                                                           (83,050)            (82,324)
      Net unrealized appreciation (depreciation) on available for
          sale securities                                                               7,418              (6,107)
      Retained earnings (substantially restricted)                                 13,108,214          11,565,900
      Treasury stock, at cost - 176,348 shares                                     (1,456,501)         (1,456,501)
                                                                                 ------------        ------------
          TOTAL STOCKHOLDERS' EQUITY                                               21,404,372          18,427,934
                                                                                 ------------        ------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $316,606,546        $295,080,098
                                                                                 ============        ============


                            FORT BEND HOLDING CORP.
                  CONDENSED CONSOLIDATED STATEMENT OF INCOME
               FOR THE YEARS ENDED MARCH 31, 1998, 1997 AND 1996
                                  (UNAUDITED)





INTEREST INCOME:                                                            1998            1997            1996
       Loans                                                           $ 13,549,068    $ 10,251,364    $  7,375,117
       Short-term investments                                             1,363,948         809,779         544,684
       Investment securities                                                839,223         779,993         778,603
       Mortgage-backed securities                                         5,961,904       6,924,939       7,718,765
                                                                       ------------    ------------    ------------

           TOTAL INTEREST INCOME                                         21,714,143      18,766,075      16,417,169
                                                                       ------------    ------------    ------------

INTEREST EXPENSE:
       Deposits                                                          11,028,451      10,025,946       9,293,724
       Borrowings                                                         1,297,382       1,372,403         729,979
                                                                       ------------    ------------    ------------

           TOTAL INTEREST EXPENSE                                        12,325,833      11,398,349      10,023,703
                                                                       ------------    ------------    ------------

           NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES           9,388,310       7,367,726       6,393,466

PROVISION FOR LOAN LOSSES                                                    95,980         324,000         123,053
                                                                       ------------    ------------    ------------
           NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES            9,292,330       7,043,726       6,270,413
                                                                       ------------    ------------    ------------

NONINTEREST INCOME:
       Loan fees and charges                                              3,296,427         659,331         322,207
       Loan servicing income, net                                         1,178,277         815,466         338,183
       Service charges on deposit accounts                                  883,470         757,027         599,287
       Gain on sale of loans                                                870,127         567,776         313,438
       Other income                                                         651,728         555,486         324,034
                                                                       ------------    ------------    ------------
           TOTAL NONINTEREST INCOME                                       6,880,029       3,355,086       1,897,149
                                                                       ------------    ------------    ------------
NONINTEREST EXPENSES:
       Compensation and benefits                                          6,889,664       4,176,074       2,955,567
       Employee stock ownership plan expense                                519,276         237,152         152,396
       Office occupancy and equipment                                     1,791,009       1,121,085         656,541
       Federal insurance premiums                                           165,827         406,877         465,421
       Data processing fees                                                 568,862         292,887         192,066
       Savings Association Insurance Fund Assessment                            ---       1,492,686             ---
       Insurance and surety bond expense                                    144,375         143,196         126,352
       Real estate operations, net                                          (54,398)       (213,127)        (18,029)
       Other                                                              2,661,658       1,546,272       1,036,783
                                                                       ------------    ------------    ------------
           TOTAL NONINTEREST EXPENSES                                    12,686,273       9,203,102       5,567,097
                                                                       ------------    ------------    ------------

       INCOME BEFORE INCOME TAX AND MINORITY INTEREST                     3,486,086       1,195,710       2,600,465

INCOME TAX PROVISION                                                      1,095,247         363,009         913,429
                                                                       ------------    ------------    ------------
NET INCOME BEFORE MINORITY INTEREST                                       2,390,839         832,701       1,687,036

MINORITY INTEREST IN NET INCOME OF SUBSIDIARY                               372,822          57,928             ---
                                                                       ------------    ------------    ------------
NET INCOME                                                             $  2,018,017    $    774,773    $  1,687,036
                                                                       ============    ============    ============
EARNINGS PER COMMON SHARE                                              $       1.21    $       0.47    $       1.00
                                                                       ============    ============    ============
EARNINGS PER COMMON SHARE - ASSUMING DILUTION                          $       0.94    $       0.46    $       0.91
                                                                       ============    ============    ============
DIVIDENDS PER COMMON SHARE                                             $      0.285    $       0.14    $       0.14
                                                                       ============    ============    ============